Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

13. Income Taxes

There is no provision for income taxes because the Company has experienced recurring losses. The reported amount of income tax expense for each year differs from the amount that would result from applying federal statutory tax rates to pretax losses primarily because of the changes in the valuation allowance. Significant components of the Company's deferred tax assets at December 31, 2010 and 2011 are as follows:

Deferred tax assets (liabilities) consist of the following:

	December 31,
	2010	2011
Net operating loss carryforwards	$17,275,641	$19,044,949
Research and development tax credit carryforwards	342,194	353,346
Capitalized research and development	556,558	340,415
Stock-based compensation	1,836,625	1,884,574
Other	722,387	661,645

Gross deferred tax assets	20,733,405	22,284,930
Capitalized software	—	—
Fixed assets	(13,274)	(1,454)
Patent costs	(15,026)	(13,709)

	20,705,105	22,269,767
Deferred tax asset valuation allowance	(20,705,105)	(22,269,767)

Net deferred tax assets	$—	$—

The Company has generated taxable losses from operations since inception and, accordingly, has no taxable income available to offset the carryback of net operating losses. In addition, although management's operating plans anticipate taxable income in future periods, such plans provide for taxable losses over the near term and make significant assumptions which cannot be reasonably assured. Based upon the weight of all available evidence, the Company has provided a full valuation allowance for its net deferred tax assets since, in the opinion of management, realization of these future benefits is not sufficiently assured (defined as a likelihood of more than 50 percent). Future ownership changes could further restrict the utilization of the Company's net operating losses, reducing or eliminating the benefits of such net operating losses.

During 2011, the valuation allowance increased by $1,564,662, net of expired federal and state net operating loss carryforwards.

Income taxes computed using the federal statutory income tax rate differs from the Company's effective tax rate for the years ended December 31, 2010 and 2011 primarily due to the following:

	2010	2011
Statutory US federal tax rate	-34.00%	-34.00%
State taxes, net of federal benefit	8.40%	2.17%
Non-deductible expenses	5.00%	0.15%
Other	-6.30%	3.00%
Valuation allowance	26.90%	29.00%

Effective tax rate	0.00%	0.00%

As of December 31, 2011, the Company has approximately $52,599,000 federal and $22,660,000 state net operating loss carryforwards and $43,000 and $471,000 of federal and state research and development credits, respectively, which may be used to offset future federal and state taxable income and tax liabilities, respectively. The credits and carryforwards expire in various years ranging from 2012 to 2031.

An ownership change, as defined in the Internal Revenue Code, resulting from the Company's issuance of additional stock may limit the amount of net operating loss and tax credit carryforwards that can be utilized annually to offset future taxable income and tax liabilities. The amount of the annual limitation is determined based upon the Company's fair value immediately prior to the ownership change. The Company has performed a preliminary analysis of its change in ownership and believes that ownership changes have occurred that will limit the future utilization of the Company's loss carryforwards. The Company has estimated that as of December 31, 2011 approximately $24,137,000 of federal and $0 state NOLs may be limited and unavailable to offset future taxable income, resulting in a reduction of the related deferred tax asset and valuation allowance of approximately $8,206,580. The Company has also estimated that as of December 31, 2011 approximately $934,000 of federal and $0 state R&D credits may be limited and unavailable to offset future taxable income, resulting in a reduction of the related deferred tax asset and valuation allowance of approximately $934,000. It is possible that additional changes in ownership can further limit the amounts of net operating losses which may be utilized. As the Company finalizes this analysis, these amounts may change.

As of December 31, 2011 and 2010, the total amount of unrecognized tax benefits was $166,000. The Company expects resolution of unrecognized tax benefits would occur while the full valuation allowance of deferred tax assets is maintained, therefore, the Company does not expect recognition of any unrecognized tax benefits would affect the effective tax rate.

The change in unrecognized tax benefits for the years ended December 31, 2010 and 2011 is as follows:

Unrecognized tax benefits

	2010	2011
Balance beginning January 1	$166,000	$166,000
Inc/Dec for tax positions related to prior years	—	—
Inc/Dec for tax positions related to current year	—	—
Settlements	—	—
Reductions for Expiration of Statue of Limitations	—	—

Balance ending December 31	$166,000	$166,000

The Company recognizes interest and penalties related to unrecognized tax benefits in operating expenses. Since a full valuation allowance was recorded against the Company's net deferred tax assets and the unrecognized tax benefits determined under ASC 740 – Income Taxes would not result in a tax liability, the Company has not accrued for any interest and penalties relating to these unrecognized tax benefits.

Tax years ended December 31, 2007, 2008, 2009, 2010, and 2011 remain subject to examination by major taxing jurisdictions, which are Internal Revenue Service and the Commonwealth of Massachusetts. However, since the Company has net operating loss and tax credit carryforwards which may be utilized in future years to offset taxable income, all years that include carryforwards are subject to review by relevant taxing authorities to the extent of the carryforward utilized.